Exhibit 10.04

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE WARRANT NOR THE SHARES MAY BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.  THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN THIS WARRANT OR THE SHARES ISSUABLE HEREUNDER.

MacroSolve, Inc.

Series B Warrant to Purchase Common Stock

Issuer:	MacroSolve, Inc.
Class of Stock:	Common Stock
Issue Date:	_____, 2011
Expiration Date:	December 31, 2016
Holder:	________________________

THIS WARRANT TO PURCHASE COMMON STOCK, $0.01 par value per share (“Common Stock”), of MacroSolve, Inc. (the “Company”) is being issued in conjunction with the Convertible Debenture Series 2011 of even date herewith (“Debentures”).  Defined terms not defined herein shall have the meanings ascribed to them in the Debentures.

1.           Warrants.

The Company hereby grants to Holder the right to purchase _________ shares of the Company’s Common Stock (the “Shares” or “Warrant Shares”).  This Warrant shall expire and Holder shall no longer be able to purchase the Warrant Shares on the Expiration Date.

2.           Exercise.

a.           Method of Exercise.  Holder may exercise this Warrant in whole or in part by delivering a duly executed Warrant Notice of Exercise in substantially the form attached as Appendix 1 (“Notice of Exercise”) to the principal office of the Company.

b.           Net Issue Election.  Holder may elect to receive, without the payment by Holder of any additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Notice of Exercise duly executed. Thereupon, the Company shall issue to Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

X= Y(A-B)
A

Where: X = the number of shares of Common Stock to be issued to Holder pursuant to this Section 2.

Y = the number of shares of Common Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2.

A = the Fair Market Value (defined below) of one share of Common Stock, as determined at the time the net issue election is made pursuant to this Section 2 (the “Determination Date”).

B = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 2.

“Fair Market Value” of a share of Common Stock shall mean:

(i)
the volume weighted average price per share of the Common Stock determined by calculating the dollars traded in every transaction in the Common Stock for the five-day trading period as reported on the OTCBB (or any other recognized securities market on which the Common Stock is traded if not then quoted on the OTCBB) divided by the total number of shares of Common Stock traded during that five-day period; or

(ii)	If there is no public market for the Common Stock, then Fair Market Value shall be determined in good faith by the Company’s Board of Directors.

c.           Delivery of Certificate and New Warrant.  As promptly as practicable after the receipt of the Notice of Exercise, but in any event not more than three (3) business days after the Company’s receipt of the Notice of Exercise, the Company shall issue the Shares and cause to be mailed for delivery by overnight courier, or if a Registration Statement covering the Shares has been declared effective by the SEC cause to be electronically transferred, to Holder a certificate representing the Shares acquired.

d.           Replacement of Warrants.  On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

e.           Exercise Price.  The exercise price (“Exercise Price”) of this Warrant shall be $.10 per share for debenture investments made prior to October 1, 2011. Thereafter, it shall be equal to the conversion price of the Debenture.  It shall be changed in accordance with Section 3.

3.              Adjustment to the Shares.

               a.            Stock Splits and Dividends.  If after the date hereof the Company shall subdivide the Common Stock, by stock split or otherwise, or combine the Common Stock, or issue additional shares of Common Stock in payment of a stock dividend on the Common Stock, the number of Warrant Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price shall be proportionately decreased, in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

b.          Mergers and Reclassifications.    If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the Exercise Price, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Common Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and the number of shares issuable hereunder) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof.  For the purposes of this Section 3.b., the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Common Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 3.a. hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization  (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.

c.           Certificate as to Adjustments.  Upon any adjustment of the Exercise Price, the Company, at its expense, shall compute such adjustment and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based.  The Company shall, upon written request, furnish Holder a certificate setting forth the Exercise Price in effect upon the date thereof and the series of adjustments leading to such Exercise Price.

d.           No Voting or Dividend Rights.  Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company or any other matters or any rights whatsoever as a shareholder of the Company prior to the exercise of the Holder’s rights to purchase shares of Common Stock as provided for herein.  No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised.

4.              Representation and Covenant of the Company.

a.           Representations and Warranties.  The Company hereby represents and warrants to Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances.

b.           Reservation of Warrant Shares.  The Company has reserved and will keep available, out of the authorized and unissued shares of Common Stock, the full number of shares sufficient to provide for the exercise of the rights of purchase represented by this Warrant.

5.              Representations and Covenants of the Holder.

a.           Private Issue.  Holder understands (i) that the Shares issuable upon exercise of Holder's rights contained in the Warrant are not registered under the Securities Act of 1933 (the “Act”) or qualified under applicable state securities laws on the ground that the issuance contemplated by the Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on Holder's representations set forth in this Section 5.

 b.           Financial Risk.  Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

 c.           Risk of No Registration.  Holder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the Act is not in effect when it desires to sell (i) the right to purchase Shares pursuant to the Warrant, or (ii) the Shares issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period.

 d.           Accredited Investor.  Holder is an “accredited investor,” as such term is defined by the federal securities laws.

6.              Miscellaneous.

 a.           Term.  This Warrant is exercisable, in whole or in part, at any time and from time to time on or after the date hereof and on or before the Expiration Date set forth above.

 b.           Compliance with Securities Laws on Transfer.  This Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder.

c.           Notices, Etc.  All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally or by a nationally recognized overnight courier service, and shall be deemed given when so delivered personally, or by overnight courier service as follows:

if to the Company, to:

MacroSolve, Inc.
1717 South Boulder Ave.
Suite 700
Tulsa, OK  74119
Attention: Chief Executive Officer

if to the Holder, to: The address shown in the Holder’s Buyer Signature Page to the Purchase Agreement

or at such other address as the Company shall have furnished to the Holder.  Each such notice or other communication shall for all purposes of this agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or five (5) days after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

 d.           Counterparts.  This agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument. Facsimile execution shall be deemed originals.

 e.           Waiver.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

f.           Attorney’s Fees.  In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney’s fees.

 g.           Governing Law; Dispute Resolution.  This Warrant shall be governed by and construed in accordance with the laws of the State of Oklahoma, without giving effect to its principles regarding conflicts of law. Any dispute concerning this Warrant or the investment of Holder of the Company, including a dispute about whether the dispute is subject to arbitration, shall be resolved by arbitration in Tulsa, Oklahoma, under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) by a single arbitrator selected by the Company from the AAA’s panel of arbitrators.

 IN WITNESS WHEREOF, the parties hereto have duly caused this Warrant to Purchase Common Stock to be executed and delivered on the date first above written.

MacroSolve, Inc.

By: Steve Signoff
Title: Chief Executive Officer

APPENDIX 1
NOTICE OF EXERCISE
SERIES B WARRANT

1.              The undersigned hereby elects to purchase _____ shares of the Common Stock of MacroSolve, Inc. pursuant to the terms of the Warrant issued by MacroSolve, Inc. on _________________.

2.              The undersigned hereby makes the net issue election authorized by Section 2.b. of the Warrant with respect to _____ shares of Common Stock.

3.              Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:

___________________________
___________________________
___________________________
(Name and Address)

4.              The undersigned makes the representations and covenants set forth in Section 5 of the Warrant.

___________________________
(Signature)
___________________________
(Date)